UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

            Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2016

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2016

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Whether you are a new investor with Green Century—or one who has been with us over the decades—we appreciate the trust that you have placed in us. For this Semi-Annual Report, we are focusing on our overall investment strategy, saving for retirement through IRAs and a recent improvement that Green Century secured as part of our work to curb climate change and promote clean energy.

Investing In Today’s Market

Even if you don’t follow the stock market regularly, you have no doubt been aware of the recent market swings since our last update. Green Century and the subadvisors for our Funds are keeping a watchful eye on key factors while we maintain a long term horizon in mind. As a reminder, Green Century believes that sustainable and responsible companies can enjoy competitive advantages, such as liability reductions and access to expanding growth markets, and seeks to invest in well managed companies that strive to maximize their environmental advantages and minimize their environmental risks. In this update, we also have included our discussion and analysis of the Green Century Balanced Fund’s and Green Century Equity Fund’s performance through January 31, 2016. If you are interested in more frequent updates, please sign up for our e-newsletter at www.greencentury.com.

Investing for Your Retirement—Upcoming April 18th IRA Deadline

It is never too early or too late to start planning for your retirement—and the upcoming IRA deadline is a good reminder to do so. If you have not made your 2015 contribution to an IRA, there is good news: contributions for 2015 can be made until April 18, 2016. If you have made your 2015 contribution, you can also make your 2016 contribution now and cross it off your “to do” list.

Sometimes the hardest part is getting started, which is why Green Century can help you if you have questions along the way. Whether you want to open a new IRA or transfer an

Green Century believes that environmentally and socially responsible companies may enjoy competitive advantages.

existing IRA to Green Century, there are clear steps available on our website or by calling us at 1-800-93-GREEN (or 1-800-934-7336) Monday through Friday from 9am to 6pm Eastern Time.

Making Companies More Sustainable

A key way that you make an impact with a Green Century investment is through the direct work that we do to make companies more sustainable. While our Forest Protection Campaign has captured most of the headlines for its successes in preserving rainforests, reducing carbon emissions and protecting endangered species like the orangutan, we want to share another recent success.

In response to a shareholder proposal filed by the Green Century Balanced Fund, Hologic,1 a manufacturer and supplier of diagnostic and medical imaging systems used for women’s health care, has agreed to reduce its greenhouse gas emissions. The company has adopted quantitative, time-bound goals for reducing the company’s greenhouse gas emissions by September 2016. A company typically reduces emissions by employing energy efficiency measures or sourcing clean energy. As with all of our successful advocacy, Green Century will follow up with Hologic to ensure that it maintains its commitment to this important change.

For more information about how Green Century presses companies to become more sustainable, please visit www.greencentury.com and “Why Choose Green Century.” If you want to receive breaking news about our advocacy work, simply join our email list.

Fossil Fuel Free Investing Continues to Grow

The financial and moral case to avoid investing in coal, oil and gas companies has led thousands of people and a growing number of institutions to cut financial ties to the fossil fuel industry. Around the Paris COP21 climate negotiations this fall, environmental activist and actor Leonardo DiCaprio announced his pledge, raising global visibility around the role of investors in tackling climate change.

As the first family of diversified and responsible fossil fuel free funds, Green Century is proud to play a role in supporting the transition to a cleaner economy. To learn more about the increasing concerns about stranded assets or to download our free Guide to Personal Divestment, please visit our updated Fossil Fuel Free Investing page at www.greencentury.com/fossil-fuel-free.

Leonardo DiCaprio 2014 by Christopher William Adach from London, UKCC BY-SA 2.0 via Commons

We want to hear from you and stay in touch. If you are not receiving our e-newsletter with up to date impact stories and more, please visit www.greencentury.com, email us at info@greencentury.com or call us at 1-800-93-GREEN.

Respectfully,

Green Century Capital Management

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index), comprised primarily of large capitalization U.S. companies selected based on comprehensive social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	Average Annual Return* Total expense ratio: 1.25%	One Year	Three Years	Five Years	Ten Years
December 31, 2015	Green Century Equity Fund	0.94%	15.23%	11.47%	6.34%
	S&P 500® Index[2]	1.38%	15.13%	12.57%	7.31%
January 31, 2016	Green Century Equity Fund	–1.32%	10.96%	9.94%	5.56%
	S&P 500® Index[2]	–0.67%	11.30%	10.91%	6.48%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century Equity Fund, which closely tracks the KLD 400 Index, returned –6.48% for the six month period ended January 31, 2016, while the S&P 500® Index (the S&P 500®) returned –6.77% during the same period.

The difference in performance of the Equity Fund relative to the S&P 500® was largely due to differences in sector allocation and stock selection criteria between the two portfolios. The materials sector was the worst performing sector in the S&P 500® during the period, losing more than 14%. As a function of becoming fossil fuel free on April 1, 2014, the Equity Fund did not hold any stocks in the traditional energy sector during the period, contributing to its outperformance versus the S&P 500®. However, the Equity Fund’s performance relative to the S&P 500® was hurt by stock selection in the industrials sector.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

According to an analysis by the Equity Fund’s portfolio managers, U.S. equities experienced negative returns in the third quarter, with increased volatility seen in August. Three events are attributable to the heightened volatility in U.S. equity markets during this quarter, including China’s stock market crash, concerns over global growth, and the U.S. Federal Reserve’s (the Fed’s) indecision on raising interest rates. The Chinese stock market’s bull run was interrupted in July prompting the Chinese government to devalue the renminbi in hopes of driving the economy and the market up despite indicators of weaker growth in China.

The strong U.S. dollar abroad negatively impacted sectors with a greater reliance on non-U.S. revenues. The Fed decided to not raise rates in its September meeting; however, Fed officials stated that they were still on track to raise rates in 2015. The U.S. stock market responded poorly to this decision, falling more than 3% from September 17th to September 30th.

The Fund’s portfolio managers believe that U.S. equities experienced positive returns in the fourth quarter, driven largely by a market rebound in October, while U.S. markets were generally flat in the final two months of the year. In October, Federal Reserve officials signaled a looming rate hike which would eventually occur in December. The market’s positive reaction to this, along with the announcement of an expansion of the European Central Bank’s bond buying program, helped support the rally of global equity markets in October. During the fourth quarter, crude oil prices plummeted roughly 20%, continuing the downward trend seen throughout the year. Falling oil prices have negatively impacted sectors with a greater reliance on oil, the energy sector being most significant. As a reminder, the Equity Fund is fossil fuel free, which has positively contributed to its outperformance versus the S&P 500® recently. Economic data was mostly positive in the fourth quarter; however, there were some signs suggesting slowing growth in the U.S.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	Average Annual Return* Total expense ratio: 1.48%	One Year	Three Years	Five Years	Ten Years
December 31, 2015	Green Century Balanced Fund	–1.35%	9.36%	8.16%	4.95%
	Custom Balanced Fund Index[3]	1.29%	9.35%	8.60%	6.37%
January 31, 2016	Green Century Balanced Fund	–4.63%	6.22%	6.78%	4.41%
	Custom Balanced Fund Index[3]	–0.23%	7.33%	7.72%	5.90%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of January 31, 2016, the Balanced Fund underperformed the Custom Balanced Index over various time periods. According to an analysis by the Fund’s portfolio managers, the bond holdings in the Balanced Fund held up well, but the stock performance was disappointing for the one year period ending January 31, 2016. The Fund’s equity holdings that positively contributed to its performance during the twelve months ended January 31, 2016 included: Alphabet Inc.,1 Palo Alto Networks,1 Cigna Corporation,1 Microsoft Corporation,1 First Solar, Inc.,1 and Ormat Technologies.1 Poor performers included United Natural Foods, Inc.,1 Men’s Wearhouse, Inc.,1 Wisdomtree Investments, Inc.,1 BorgWarner Inc.,1 Biogen Inc.,1 and Whole Foods Market, Inc.1

In the view of the Balanced Fund’s portfolio managers, during the twelve months ended January 31, 2016, investors increasingly focused on perceived risks. These risks include a weakening global economy, geopolitical risks, and the risks of a policy error by the U.S. Federal Reserve, which began to raise interest rates in late 2015, while the European Central Bank and the Bank of Japan were still easing monetary policy.

The Fund’s portfolio managers believe that overall, 2015 was a year of contradictions and noise, along with a highly concentrated and narrowly-focused market, and January 2016 continued this trend with a discouraging start to the year. Oil prices dropped throughout the year, with West Texas Intermediate oil at $37 per barrel on December 31, down 18% for the fourth calendar quarter, extending the 23% decline in the third quarter, and down 39% during the full year of 2015. Oil continued to drop in January, ending at $34 on January 31. This steep decline in energy prices both reflects slower economic growth and has further slowed economic growth in oil-exporting countries, compounding the growth decline. While the Balanced Fund does not invest in fossil-fuel companies, the steep decline in oil prices also hurt the sales of clean-technology companies involved in wind and solar power and also companies selling highly efficient engines or energy conservation technology.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

The strength in the U.S. dollar continued to be a headwind for U.S. multinational companies. In addition to the dollar strength and oil price weakness, investors focused on slowing Chinese growth and the implications of falling growth in China for oil and commodity prices. The portfolio managers believe that the markets’ reactions to these concerns are overblown for the United States.

The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the moderate economic growth expected for the U.S. in 2016, and continue to emphasize stocks of the U.S. and other developed markets over bonds, believing that the balance of risk and return for 2016 favors developed market stocks over bonds and cash. The Fund’s equity holdings are slightly weighted toward more cyclical sectors such as industrials stocks, and the Fund’s bond holdings are weighted toward short to intermediate maturity and high quality bonds.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuels though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2015 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 As of January 31, 2016, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holding	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Hologic	0.85%	0.12%
Alphabet, Inc.	2.19%	6.36%
Palo Alto Networks	0.86%	0.00%
Cigna Corporation	1.79%	0.49%
Microsoft Corporation	0.83%	5.91%
First Solar, Inc.	0.57%	0.00%
Ormat Technologies	0.74%	0.02%
United Natural Foods, Inc.	1.14%	0.03%
Men’s Wearhouse, Inc.	0.29%	0.00%
Wisdomtree Investments, Inc.	0.58%	0.00%
BorgWarner Inc.	0.52%	0.09%
Biogen, Inc.	0.88%	0.91%
Whole Foods Market, Inc.	0.92%	0.15%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ Prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

3 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC, 3/16

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2016 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2015 to January 31, 2016 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2015	ENDING ACCOUNT VALUE JANUARY 31, 2016	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$893.60	$7.04
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.56	7.50

Equity Fund
Actual Expenses	1,000.00	935.20	6.08
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.72	6.34

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)

COMMON STOCKS — 66.0%
	SHARES	VALUE

Software & Services — 7.1%
Adobe Systems, Inc. (a)	15,064	$1,342,654
Alphabet, Inc., Class A (a)	4,940	3,761,069
ANSYS, Inc. (a)	20,362	1,795,725
eBay, Inc. (a)	37,211	872,970
MasterCard, Inc., Class A	10,709	953,422
Microsoft Corporation	25,877	1,425,564
PayPal Holdings, Inc. (a)	38,711	1,399,016
Zendesk, Inc. (a)	29,651	652,618

		12,203,038

Capital Goods — 5.5%
A.O. Smith Corporation	13,091	914,406
ABB Ltd. American Depositary Receipt (b)	82,310	1,423,963
Hexcel Corporation	29,452	1,218,724
Illinois Tool Works, Inc.	20,368	1,834,546
Lincoln Electric Holdings, Inc.	11,594	617,265
Middleby Corporation (The) (a)	6,045	546,226
Wabtec Corporation	25,034	1,600,924
Xylem, Inc.	34,923	1,255,482

		9,411,536

Healthcare Equipment & Services — 5.5%
Cigna Corporation	23,011	3,074,270
DENTSPLY International, Inc.	22,414	1,319,960
Hologic, Inc. (a)	43,098	1,462,746
Medtronic PLC (b)	15,184	1,152,769
Omnicell, Inc. (a)	34,317	960,533
Zimmer Biomet Holdings, Inc.	14,215	1,410,981

		9,381,259

Pharmaceuticals & Biotechnology — 5.1%
Amgen, Inc.	6,709	1,024,666
Biogen, Inc. (a)	5,551	1,515,756
Gilead Sciences, Inc.	22,048	1,829,984
Merck & Company, Inc.	22,135	1,121,580
Novartis A.G. American Depositary Receipt (b)	19,568	1,525,717
Shire PLC American Depositary Receipt (b)	10,557	1,776,743

		8,794,446

	SHARES	VALUE

Technology Hardware & Equipment — 5.0%
Apple, Inc.	28,238	$2,748,687
Cisco Systems, Inc.	69,115	1,644,245
F5 Networks, Inc. (a)	21,846	2,048,718
Palo Alto Networks, Inc. (a)	9,906	1,480,848
SanDisk Corporation	10,147	717,393

		8,639,891

Banks — 4.8%
East West Bancorp, Inc.	23,205	752,306
Fifth Third Bancorp	59,794	944,745
First Republic Bank	19,347	1,315,596
PNC Financial Services Group, Inc. (The)	17,774	1,540,117
SVB Financial Group (a)	12,259	1,242,082
Umpqua Holdings Corporation	74,742	1,082,264
Wells Fargo & Company	26,213	1,316,679

		8,193,789

Renewable Energy & Energy Efficiency — 4.2%
8point3 Energy Partners LP	78,780	1,295,931
Acuity Brands, Inc.	5,572	1,127,940
EnerNOC, Inc. (a)	48,289	253,517
First Solar, Inc. (a)	14,364	986,232
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,080	593,786
Johnson Controls, Inc.	34,178	1,225,965
Ormat Technologies, Inc.	35,670	1,262,718
SolarCity Corporation (a)	12,216	435,501

		7,181,590

Retailing — 3.9%
Home Depot, Inc. (The)	14,029	1,764,287
Men’s Wearhouse, Inc. (The)	36,409	499,168
Priceline Group, Inc. (The) (a)	856	911,614
Target Corporation	22,043	1,596,354
TJX Companies, Inc. (The)	26,928	1,918,351

		6,689,774

Semiconductors — 3.2%
Analog Devices, Inc.	17,124	922,299
ARM Holdings PLC American Depositary Receipt (b)	18,970	817,228
ASML Holding NV (b)	10,584	972,034
NXP Semiconductors NV (a)(b)	23,571	1,762,639
Xilinx, Inc.	19,926	1,001,680

		5,475,880

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	continued

	SHARES	VALUE

Healthy Living — 2.9%
United Natural Foods, Inc. (a)	55,789	$1,953,731
WhiteWave Foods Company (The) (a)	50,608	1,910,452
Whole Foods Market, Inc.	36,822	1,079,253

		4,943,436

Consumer Durables & Apparel — 2.8%
Deckers Outdoor Corporation (a)	23,260	1,150,440
Jarden Corporation (a)	20,524	1,088,798
lululemon athletica, Inc. (a)	21,622	1,342,077
NIKE, Inc., Class B	20,092	1,245,905

		4,827,220

Insurance — 2.8%
Aflac, Inc.	34,928	2,024,427
Lincoln National Corporation	28,123	1,109,733
Reinsurance Group of America, Inc.	19,460	1,639,116

		4,773,276

Diversified Financials — 2.1%
Charles Schwab Corporation (The)	39,975	1,020,562
Stifel Financial Corporation (a)	45,527	1,523,333
WisdomTree Investments, Inc.	82,543	990,516

		3,534,411

Materials — 1.7%
Minerals Technologies, Inc.	20,706	848,739
Owens-Illinois, Inc. (a)	35,318	457,015
Sealed Air Corporation	39,637	1,606,487

		2,912,241

Transportation — 1.5%
J.B. Hunt Transport Services, Inc.	15,976	1,161,455
United Parcel Service, Inc., Class B	14,699	1,369,947

		2,531,402

Food & Staples Retailing — 1.4%
Costco Wholesale Corporation	8,613	1,301,597
CVS Health Corporation	12,100	1,168,739

		2,470,336

	SHARES	VALUE

Real Estate — 1.4%
CBRE Group, Inc., Class A (a)	55,564	$1,554,125
Forest City Realty Trust, Inc., Class A (a)	43,881	864,456

		2,418,581

Telecommunication Services — 1.1%
BT Group PLC American Depositary Receipt (b)	26,508	924,069
SBA Communications Corporation, Class A (a)	10,189	1,011,564

		1,935,633

Food & Beverage — 1.1%
General Mills, Inc.	300	16,953
Unilever NV American Depositary Receipt (b)	41,260	1,832,357

		1,849,310

Media — 1.0%
Discovery Communications, Inc., Class A (a)	24,137	665,940
IMAX Corporation (a)	31,470	977,458

		1,643,398

Consumer Services — 0.7%
Panera Bread Company, Class A (a)	6,231	1,208,814
Starbucks Corporation	550	33,423

		1,242,237

Automobiles & Components — 0.5%
BorgWarner, Inc.	30,369	891,634

Commercial & Professional Services — 0.4%
Interface, Inc.	37,859	639,439

Household & Personal Products — 0.3%
Church & Dwight Company, Inc.	7,283	611,772

Total Common Stocks (Cost $107,770,802)		113,195,529

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	continued

BONDS & NOTES — 29.2%
	PRINCIPAL AMOUNT	VALUE

Green Bonds, Renewable Energy & Energy Efficiency — 14.9%
African Development Bank 0.75%, due 10/18/16 (b)	$1,000,000	$1,000,661
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,003,751
Bank of America Corporation 1.35%, due 11/21/16	1,500,000	1,500,352
Digital Realty Trust LP 3.95%, due 7/1/22	2,000,000	2,030,210
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,064,118
Export-Import Bank of Korea 1.75%, due 2/27/18 (b)	1,000,000	1,001,094
International Bank for Reconstruction & Development 2.00%, due 10/20/16 (b)	500,000	506,053
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,005,304
International Finance Corporation 0.625%, due 11/15/16 (b)	1,000,000	998,930
KFW 1.75%, due 10/15/19 (b)	1,500,000	1,519,515
Morgan Stanley 2.20%, due 12/7/18	1,500,000	1,512,114
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,545,864
Overseas Private Investment Corporation 3.28%, due 9/15/29	800,000	833,233
Overseas Private Investment Corporation 3.33%, due 5/15/33	243,304	254,077
Overseas Private Investment Corporation 3.43%, due 6/1/33	249,911	263,626
Regency Centers LP 3.75%, due 6/15/24	2,000,000	2,045,740
Sumitomo Mitsui Bank 2.45%, due 10/20/20 (b)	2,000,000	2,016,736
Svensk Exportkredit AB 1.875%, due 6/23/20 (b)	1,500,000	1,517,730

	PRINCIPAL AMOUNT	VALUE

Green Bonds, Renewable Energy & Energy Efficiency — (continued)
Vornado Realty LP 2.50%, due 6/30/19	$2,000,000	$1,981,908

		25,601,016

U.S. Government Agencies — 3.0%
Federal Farm Credit Bank 5.125%, due 8/25/16	500,000	513,019
Federal Farm Credit Bank 1.80%, due 6/15/20	200,000	203,273
Federal Farm Credit Bank 2.26%, due 11/13/24	1,000,000	1,006,096
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,018,990
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	591,856
Federal Home Loan Bank 2.00%, due 6/25/27 (c)	1,000,000	1,001,319
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	540,758
Federal Home Loan Mortgage Corporation 0.00%, due 11/29/19	200,000	187,347

		5,062,658

Software & Services — 2.5%
International Business Machines Corporation 8.375%, due 11/1/19	500,000	617,462
Oracle Corporation 1.20%, due 10/15/17	500,000	501,560
Oracle Corporation 5.00%, due 7/8/19	1,000,000	1,109,722
Oracle Corporation 2.50%, due 5/15/22	500,000	494,837
Symantec Corporation 4.20%, due 9/15/20	1,500,000	1,563,258

		4,286,839

Banks — 1.9%
HSBC Bank USA N.A. 6.00%, due 8/9/17	500,000	531,166
HSBC Holdings PLC 5.10%, due 4/5/21 (b)	1,500,000	1,670,371

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE

Banks — (continued)
JPMorgan Chase & Company 4.40%, due 7/22/20	$1,000,000	$1,071,151

		3,272,688

Diversified Financials — 1.2%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21	1,000,000	1,054,253
Citigroup, Inc. 3.953%, due 6/15/16	500,000	506,207
Morgan Stanley 3.80%, due 4/29/16	500,000	503,559

		2,064,019

Pharmaceuticals & Biotechnology — 1.1%
Amgen, Inc. 5.70%, due 2/1/19	1,250,000	1,387,840
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	500,000	503,425

		1,891,265

Capital Goods — 0.9%
Koninklijke Philips NV 5.75%, due 3/11/18 (b)	1,500,000	1,610,251

Telecommunication Services — 0.8%
America Movil SAB de C.V. 5.00%, due 10/16/19 (b)	750,000	817,548
Verizon Communications, Inc. 6.35%, due 4/1/19	500,000	565,142

		1,382,690

Media — 0.7%
Discovery Communications LLC 5.625%, due 8/15/19	1,150,000	1,258,678

Healthcare Equipment & Services — 0.6%
Baxter International, Inc. 1.85%, due 6/15/18	500,000	499,270
Stryker Corporation 1.30%, due 4/1/18	500,000	497,576

		996,846

Real Estate — 0.6%
HCP, Inc. 3.875%, due 8/15/24	1,000,000	979,201

	PRINCIPAL AMOUNT	VALUE

Technology Hardware & Equipment — 0.4%
EMC Corporation 1.875%, due 6/1/18	$700,000	$669,622

Food & Staples Retailing — 0.3%
CVS Health Corporation 2.25%, due 12/5/18	500,000	503,991

Healthy Living — 0.3%
Whole Foods Market, Inc. 5.20%, due 12/3/25	500,000	501,756

Total Bonds & Notes (Cost $49,526,717)		50,081,520

CERTIFICATES OF DEPOSIT — 0.1%
Self Help Credit Union Environmental Certificate of Deposit 1.01%, due 8/10/16	95,000	95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

SHORT-TERM INVESTMENT — 4.5%
UMB Money Market Fiduciary Account, 0.01% (d)		7,793,543

Total Short-term Investment (Cost $7,793,543)		7,793,543

TOTAL INVESTMENTS (e) — 99.8%
(Cost $165,186,062)		171,165,592
Other Assets Less Liabilities — 0.2%		428,123

NET ASSETS — 100.0%		$171,593,715

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2016
(d)	The rate quoted is the annualized seven-day yield of the Fund at the period end.
(e)	The cost of investments for federal income tax purposes is $165,159,442 resulting in gross unrealized appreciation and depreciation of $18,711,510 and $12,705,360 respectively, or net unrealized appreciation of $6,006,150.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)

COMMON STOCKS — 99.5%
	SHARES	VALUE

Software & Services — 21.1%
Accenture PLC, Class A (a)	12,534	$1,322,838
Adobe Systems, Inc. (b)	10,010	892,191
Alphabet, Inc., Class A (b)	5,824	4,434,102
Alphabet, Inc., Class C (b)	6,219	4,620,406
ANSYS, Inc. (b)	1,803	159,007
Autodesk, Inc. (b)	4,626	216,589
Automatic Data Processing, Inc.	9,381	779,467
CA, Inc.	6,594	189,446
Citrix Systems, Inc. (b)	3,196	225,190
Cognizant Technology Solutions Corporation, Class A (b)	12,268	776,687
Convergys Corporation	1,981	48,416
FleetCor Technologies, Inc. (b)	1,561	191,753
International Business Machines Corporation	18,688	2,332,075
Intuit, Inc.	5,302	506,394
Microsoft Corporation	152,678	8,411,031
NetSuite, Inc. (b)	775	53,762
Oracle Corporation	69,702	2,530,880
Rackspace Hosting, Inc. (b)	2,337	47,231
salesforce.com, Inc. (b)	12,529	852,724
Symantec Corporation	13,963	277,026
Teradata Corporation (b)	3,039	73,969
Western Union Company (The)	10,195	181,879
Workday, Inc., Class A (b)	2,210	139,252
Xerox Corporation	20,873	203,512
Yahoo!, Inc. (b)	18,019	531,741

		29,997,568

Pharmaceuticals & Biotechnology — 11.0%
Affymetrix, Inc. (b)	1,528	21,438
Agilent Technologies, Inc.	6,618	249,168
Amgen, Inc.	15,245	2,328,369
Bio-Techne Corporation	722	59,702
Biogen, Inc. (b)	4,731	1,291,847
BioMarin Pharmaceutical, Inc. (b)	3,217	238,122
Bristol-Myers Squibb Company	33,520	2,083,603
Celgene Corporation (b)	15,901	1,595,188
Cepheid (b)	1,404	41,348
Fluidigm Corporation (b)	492	3,301
Gilead Sciences, Inc.	29,498	2,448,334
Merck & Company, Inc.	56,591	2,867,466
Mettler-Toledo International, Inc. (b)	556	173,945

	SHARES	VALUE

Pharmaceuticals & Biotechnology — (continued)
PAREXEL International Corporation (b)	1,098	$70,228
Quintiles Transnational Holdings, Inc. (b)	1,849	112,475
Thermo Fisher Scientific, Inc.	8,030	1,060,442
Vertex Pharmaceuticals, Inc. (b)	4,930	447,397
Waters Corporation (b)	1,629	197,451
Zoetis, Inc.	9,544	410,869

		15,700,693

Food & Beverage — 5.8%
Bunge Ltd.	2,963	183,736
Campbell Soup Company	3,710	209,281
Coca-Cola Enterprises, Inc.	4,414	204,898
Darling Ingredients, Inc. (b)	3,345	30,071
Dr. Pepper Snapple Group, Inc.	3,838	360,158
General Mills, Inc.	12,025	679,533
Hormel Foods Corporation	2,969	238,737
JM Smucker Company (The)	2,264	290,516
Kellogg Company	5,313	390,187
Keurig Green Mountain, Inc.	2,362	210,808
Kraft Heinz Company (The)	12,182	950,927
McCormick & Company, Inc.	2,312	203,387
Mondelez International, Inc., Class A	32,388	1,395,923
PepsiCo, Inc.	29,449	2,924,286

		8,272,448

Household & Personal Products — 5.2%
Avon Products, Inc.	8,642	29,297
Clorox Company (The)	2,567	331,271
Colgate-Palmolive Company	17,176	1,159,895
Edgewell Personal Care Company	1,300	96,213
Estee Lauder Companies, Inc. (The), Class A	4,521	385,415
Kimberly-Clark Corporation	7,340	942,603
Procter & Gamble Company (The)	54,479	4,450,390

		7,395,084

Capital Goods — 5.1%
3M Company	12,569	1,897,919
A.O. Smith Corporation	1,576	110,084
AGCO Corporation	1,346	65,644
Air Lease Corporation	1,934	49,820
American Science & Engineering, Inc.	117	4,199

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	continued

	SHARES	VALUE

Capital Goods — (continued)
Applied Industrial Technologies, Inc.	691	$26,562
Builders FirstSource, Inc. (b)	1,508	12,109
Caterpillar, Inc.	11,564	719,743
CLARCOR, Inc.	987	46,251
Cummins, Inc.	3,390	304,727
Deere & Company	6,278	483,469
Dover Corporation	3,101	181,253
EMCOR Group, Inc.	1,243	56,805
Fastenal Company	5,483	222,390
Flowserve Corporation	2,812	108,656
Graco, Inc.	1,147	83,364
Granite Construction, Inc.	756	29,204
H&E Equipment Services, Inc.	568	6,617
Illinois Tool Works, Inc.	6,626	596,804
Ingersoll-Rand PLC	5,423	279,122
Lincoln Electric Holdings, Inc.	1,450	77,198
Masco Corporation	6,868	181,247
Meritor, Inc. (b)	1,653	11,290
Middleby Corporation (The) (b)	1,155	104,366
Owens Corning	2,184	100,879
Parker Hannifin Corporation	2,760	268,162
Quanta Services, Inc. (b)	3,953	73,921
Rockwell Automation, Inc.	2,676	255,745
Snap-on, Inc.	1,157	186,925
Tennant Company	321	17,369
Timken Company (The)	1,548	41,099
United Rentals, Inc. (b)	1,918	91,891
W.W. Grainger, Inc.	1,182	232,488
WABCO Holdings, Inc. (b)	1,111	99,601
Wabtec Corporation	1,949	124,639
Xylem, Inc.	3,647	131,110

		7,282,672

Real Estate — 5.0%
American Tower Corporation	8,513	803,116
AvalonBay Communities, Inc.	2,669	457,707
Boston Properties, Inc.	3,080	357,927
CBRE Group, Inc., Class A (b)	5,940	166,142
Corporate Office Properties Trust	1,930	43,039
Digital Realty Trust, Inc.	2,782	222,783
Duke Realty Corporation	7,140	143,728
Equinix, Inc.	1,338	415,543
Equity Residential	7,314	563,836
Federal Realty Investment Trust	1,380	208,145

	SHARES	VALUE

Real Estate — (continued)
Forest City Realty Trust, Inc., Class A (b)	4,811	$94,777
HCP, Inc.	9,274	333,307
Host Hotels & Resorts, Inc.	15,399	213,276
Iron Mountain, Inc.	3,993	109,967
Jones Lang LaSalle, Inc.	901	126,789
Liberty Property Trust	3,046	89,309
Macerich Company (The)	2,698	210,363
Plum Creek Timber Company, Inc.	3,605	146,038
Potlatch Corporation	740	21,342
Prologis, Inc.	10,510	414,830
Realogy Holdings Corporation (b)	2,948	96,694
Simon Property Group, Inc.	6,211	1,156,985
UDR, Inc.	5,218	185,709
Vornado Realty Trust	3,389	299,791
Weyerhaeuser Company	10,288	263,476

		7,144,619

Media — 4.6%
Charter Communications, Inc., Class A (b)	1,681	288,056
Discovery Communications, Inc., Class A (b)	2,927	80,756
Discovery Communications, Inc., Class C (b)	5,493	149,464
DreamWorks Animation SKG, Inc., Class A (b)	1,526	39,127
John Wiley & Sons, Inc., Class A	922	38,540
Liberty Global PLC, Class A (a)(b)	5,035	173,254
Liberty Global PLC, Series C (a)(b)	12,313	410,146
New York Times Company (The), Class A	2,693	35,601
Scholastic Corporation	424	14,556
Scripps Networks Interactive, Inc., Class A	1,530	93,284
Time Warner Cable, Inc.	5,690	1,035,637
Time Warner, Inc.	16,400	1,155,216
Walt Disney Company (The)	32,230	3,088,279

		6,601,916

Diversified Financials — 4.2%
American Express Company	18,116	969,206
Ameriprise Financial, Inc.	3,597	326,068
Bank of New York Mellon Corporation (The)	22,363	809,988

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	continued

	SHARES	VALUE

Diversified Financials — (continued)
BlackRock, Inc.	2,475	$777,794
Charles Schwab Corporation (The)	23,887	609,835
CME Group, Inc.	6,465	580,880
FactSet Research Systems, Inc.	785	118,300
Franklin Resources, Inc.	7,981	276,622
Invesco Ltd.	8,580	256,799
Legg Mason, Inc.	1,942	59,464
Northern Trust Corporation	4,278	265,578
State Street Corporation	8,244	459,438
T. Rowe Price Group, Inc.	5,143	364,896
TD Ameritrade Holding Corporation	5,399	148,904

		6,023,772

Healthcare Equipment & Services — 4.2%
AmerisourceBergen Corporation	4,119	368,898
Becton, Dickinson and Company	4,229	614,770
Cardinal Health, Inc.	6,589	536,147
Centene Corporation (b)	2,236	138,766
Cerner Corporation (b)	6,227	361,228
Cigna Corporation	5,178	691,781
Cooper Companies, Inc. (The)	985	129,183
DENTSPLY International, Inc.	2,801	164,951
Edwards Lifesciences Corporation (b)	4,306	336,772
Envision Healthcare Holdings, Inc. (b)	3,670	81,107
HCA Holdings, Inc. (b)	6,700	466,186
Henry Schein, Inc. (b)	1,707	258,508
Hologic, Inc. (b)	4,938	167,596
Humana, Inc.	2,982	485,440
IDEXX Laboratories, Inc. (b)	1,818	127,514
Laboratory Corporation of America Holdings (b)	2,018	226,722
MEDNAX, Inc. (b)	1,883	130,793
Molina Healthcare, Inc. (b)	838	46,015
Patterson Companies, Inc.	1,731	73,498
Quest Diagnostics, Inc.	2,958	194,252
ResMed, Inc.	2,879	163,239
Select Medical Holdings Corporation	1,670	15,915
Team Health Holdings, Inc. (b)	1,416	57,872
Varian Medical Systems, Inc. (b)	1,974	152,255

		5,989,408

	SHARES	VALUE

Semiconductors — 4.1%
Advanced Micro Devices, Inc. (b)	12,277	$27,009
Analog Devices, Inc.	6,276	338,025
Applied Materials, Inc.	24,112	425,577
Intel Corporation	95,598	2,965,450
Lam Research Corporation	3,231	231,954
Microchip Technology, Inc.	4,198	188,112
NVIDIA Corporation	10,758	315,102
Skyworks Solutions, Inc.	3,836	264,377
Texas Instruments, Inc.	20,662	1,093,640

		5,849,246

Consumer Services — 3.8%
Aramark	4,542	145,117
Choice Hotels International, Inc.	768	33,577
Darden Restaurants, Inc.	2,296	144,786
DeVry Education Group, Inc.	1,114	22,169
Hilton Worldwide Holdings, Inc.	9,845	175,339
Jack in the Box, Inc.	736	57,143
Marriott International, Inc., Class A	4,351	266,629
McDonald’s Corporation	18,909	2,340,556
Royal Caribbean Cruises Ltd.	3,512	287,843
Starbucks Corporation	29,836	1,813,134
Vail Resorts, Inc.	724	90,500

		5,376,793

Technology Hardware & Equipment — 3.7%
Calix, Inc. (b)	639	4,908
Cisco Systems, Inc.	102,225	2,431,933
Corning, Inc.	24,630	458,364
EMC Corporation	38,641	957,138
Flextronics International Ltd. (b)	11,792	123,580
HP, Inc.	36,213	351,628
Lexmark International, Inc.	1,250	35,262
Motorola Solutions, Inc.	3,270	218,338
Plantronics, Inc.	704	31,560
Super Micro Computer, Inc. (b)	851	25,343
TE Connectivity Ltd. (a)	8,074	461,510
Trimble Navigation Ltd. (b)	5,052	97,453

		5,197,017

Retailing — 3.5%
Bed Bath & Beyond, Inc. (b)	3,402	146,864
Best Buy Company, Inc.	6,336	176,965
Blue Nile, Inc. (b)	189	6,575

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	continued

	SHARES	VALUE

Retailing — (continued)
Buckle, Inc. (The)	529	$15,034
Caleres Inc.	907	24,380
CarMax, Inc. (b)	4,152	183,435
Foot Locker, Inc.	2,785	188,155
GameStop Corporation, Class A	2,082	54,569
Gap, Inc. (The)	4,927	121,795
Genuine Parts Company	3,086	265,921
HSN, Inc.	729	34,307
Kohl’s Corporation	3,955	196,761
LKQ Corporation (b)	6,085	166,729
Lowe’s Companies, Inc.	18,588	1,332,016
Netflix, Inc. (b)	8,138	747,394
Nordstrom, Inc.	2,900	142,390
Nutrisystem, Inc.	535	10,598
Office Depot, Inc. (b)	9,830	50,625
Pier 1 Imports, Inc.	1,662	6,681
Pool Corporation	853	72,079
Shutterfly, Inc. (b)	783	32,612
Signet Jewelers Ltd.	1,510	175,160
Staples, Inc.	12,907	115,130
Tiffany & Company	2,663	170,006
Tractor Supply Company	2,786	246,032
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	1,244	225,376
Weyco Group, Inc.	120	3,216

		4,910,805

Telecommunication Services — 3.3%
CenturyLink, Inc.	11,351	288,543
Cincinnati Bell, Inc. (b)	3,478	11,269
Level 3 Communications, Inc. (b)	6,056	295,593
Sprint Corporation (b)	15,556	46,979
Verizon Communications, Inc.	81,672	4,081,150

		4,723,534

Consumer Durables & Apparel — 2.9%
Callaway Golf Company	1,289	11,227
Columbia Sportswear Company	513	28,307
CSS Industries, Inc.	156	4,370
Deckers Outdoor Corporation (b)	593	29,330
Ethan Allen Interiors, Inc.	443	11,828
Hanesbrands, Inc.	8,229	251,560
Hasbro, Inc.	2,252	167,279
Jarden Corporation (b)	3,995	211,935
La-Z-Boy, Inc.	961	20,604

	SHARES	VALUE

Consumer Durables & Apparel — (continued)
Mattel, Inc.	6,792	$187,391
Meritage Homes Corporation (b)	789	26,045
Michael Kors Holdings Ltd. (a)(b)	3,870	154,413
Mohawk Industries, Inc. (b)	1,251	208,179
Newell Rubbermaid, Inc.	5,493	213,019
NIKE, Inc., Class B	27,230	1,688,532
PVH Corporation	1,663	122,031
Tupperware Brands Corporation	979	45,455
Under Armour, Inc., Class A (b)	3,679	314,297
VF Corporation	6,849	428,747
Wolverine World Wide, Inc.	2,115	35,765

		4,160,314

Insurance — 2.9%
Aflac, Inc.	8,668	502,397
Chubb Ltd. (a)	9,270	1,048,159
Hartford Financial Services Group, Inc.	8,312	333,976
Marsh & McLennan Companies, Inc.	10,682	569,671
PartnerRe Ltd. (a)	958	134,503
Principal Financial Group, Inc.	5,890	223,820
Progressive Corporation (The)	11,737	366,781
Travelers Companies, Inc. (The)	6,269	671,034
Willis Towers Watson PLC (a)	2,606	298,308

		4,148,649

Materials — 2.4%
Air Products & Chemicals, Inc.	4,110	520,778
Albemarle Corporation	2,255	118,703
Avery Dennison Corporation	1,829	111,368
Axalta Coating Systems Ltd. (b)	2,801	66,692
Ball Corporation	2,595	173,424
Compass Minerals International, Inc.	661	49,476
Domtar Corporation	1,275	41,119
Ecolab, Inc.	5,349	576,997
H.B. Fuller Company	1,090	40,570
International Flavors & Fragrances, Inc.	1,598	186,902
Minerals Technologies, Inc.	691	28,324
Mosaic Company (The)	6,626	159,686
Praxair, Inc.	5,782	578,200
Schnitzer Steel Industries, Inc., Class A	531	7,142

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	continued

	SHARES	VALUE

Materials — (continued)
Sealed Air Corporation	4,126	$167,227
Sherwin-Williams Company (The)	1,588	406,004
Sonoco Products Company	1,982	78,309
Valspar Corporation (The)	1,517	118,826

		3,429,747

Transportation — 2.2%
ArcBest Corporation	399	8,192
Avis Budget Group, Inc. (b)	2,042	53,643
C.H. Robinson Worldwide, Inc.	2,820	182,651
CSX Corporation	19,847	456,878
Echo Global Logistics, Inc. (b)	441	9,706
Expeditors International of Washington, Inc.	3,788	170,915
Genesee & Wyoming, Inc., Class A (b)	1,060	52,555
Hertz Global Holdings, Inc. (b)	7,687	69,798
Kansas City Southern	2,207	156,432
Norfolk Southern Corporation	6,062	427,371
Ryder System, Inc.	1,037	55,137
Southwest Airlines Company	3,248	122,190
United Parcel Service, Inc., Class B	14,106	1,314,679
Wesco Aircraft Holdings, Inc. (b)	1,552	17,522

		3,097,669

Banks — 1.8%
Bank of Hawaii Corporation	902	54,057
Cathay General Bancorp	1,559	43,652
CIT Group, Inc.	3,621	106,276
Citizens Financial Group, Inc.	10,447	221,999
Comerica, Inc.	3,672	125,950
Heartland Financial USA, Inc.	292	8,745
International Bancshares Corporation	1,025	23,770
KeyCorp	16,689	186,249
M&T Bank Corporation	2,882	317,539
New York Community Bancorp, Inc.	9,709	150,295
Old National Bancorp	2,554	31,465
People’s United Financial, Inc.	6,504	93,463
PHH Corporation (b)	1,219	14,969
PNC Financial Services Group, Inc. (The)	10,381	899,514
Popular, Inc. (a)	2,052	51,587
Signature Bank (b)	1,019	141,987
Umpqua Holdings Corporation	4,304	62,322

		2,533,839

	SHARES	VALUE

Commercial & Professional Services — 0.9%
ACCO Brands Corporation (b)	1,919	$11,648
CEB, Inc.	663	39,104
Copart, Inc. (b)	2,301	77,106
Deluxe Corporation	994	55,565
Dun & Bradstreet Corporation (The)	725	71,354
Essendant, Inc.	715	21,350
Exponent, Inc.	485	24,885
Heidrick & Struggles International, Inc.	327	8,620
HNI Corporation	907	30,856
ICF International, Inc. (b)	342	11,700
IHS, Inc., Class A (b)	1,369	143,225
Interface, Inc.	1,229	20,758
Kelly Services, Inc.	596	9,882
Knoll, Inc.	925	16,974
ManpowerGroup, Inc.	1,544	117,884
Navigant Consulting, Inc. (b)	1,102	17,400
On Assignment, Inc. (b)	973	37,606
R.R. Donnelley & Sons Company	4,576	63,927
Resources Connection, Inc.	655	9,897
Robert Half International, Inc.	2,808	122,906
RPX Corporation (b)	998	11,557
Steelcase, Inc.	1,843	23,517
Team, Inc. (b)	364	8,736
Tetra Tech, Inc.	1,288	34,119
TrueBlue, Inc. (b)	796	18,181
Tyco International PLC	8,456	290,802

		1,299,559

Renewable Energy & Energy Efficiency — 0.7%
Itron, Inc. (b)	719	23,698
Johnson Controls, Inc.	13,112	470,328
Ormat Technologies, Inc.	783	27,718
SunPower Corporation (b)	1,075	27,348
Tesla Motors, Inc. (b)	1,952	373,222

		922,314

Automobiles & Components — 0.4%
Autoliv, Inc. (a)	1,806	185,621
BorgWarner, Inc.	4,484	131,650
Harley-Davidson, Inc.	4,243	169,720

		486,991

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2016 (unaudited)	concluded

	SHARES	VALUE

Food & Staples Retailing — 0.3%
Sysco Corporation	11,930	$474,933

Healthy Living — 0.2%
Hain Celestial Group, Inc. (The) (b)	2,097	76,289
United Natural Foods, Inc. (b)	1,044	36,561
Whole Foods Market, Inc.	7,114	208,511

		321,361

Utilities — 0.2%
American Water Works Company, Inc.	3,688	239,388

Total Common Stocks (Cost $117,362,518)		141,580,339

SHORT-TERM INVESTMENT — 0.5%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $722,186)		722,186

TOTAL INVESTMENTS (d) — 100.0%
(Cost $118,084,704)		142,302,525
Other Assets Less Liabilities — 0.0%		34,051

NET ASSETS — 100.0%		$142,336,576

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the Fund at the period end.
(d)	The cost of investments for federal income tax purposes is $120,508,870 resulting in gross unrealized appreciation and depreciation of $30,367,079 and $8,573,424 respectively, or net unrealized appreciation of $21,793,655.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2016

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $165,186,062 and $118,084,704, respectively)	$171,165,592	$142,302,525
Receivables for:
Capital stock sold	230,717	134,828
Interest	423,025	10
Dividends	39,662	169,082

Total assets	171,858,996	142,606,445

LIABILITIES:
Payable for capital stock repurchased	50,379	121,207
Accrued expenses	214,902	148,662

Total liabilities	265,281	269,869

NET ASSETS	$171,593,715	$142,336,576

NET ASSETS CONSIST OF:
Paid-in capital	$164,824,233	$120,077,546
Undistributed net investment income/accumulated net investment loss	(115,532)	114,469
Accumulated net realized gains/(losses) on investments	905,484	(2,073,260)
Net unrealized appreciation on investments	5,979,530	24,217,821

NET ASSETS	$171,593,715	$142,336,576

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	7,885,287	4,720,751

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$21.76	$30.15

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2016

(unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME (LOSS):
Interest income	$628,098	$40
Dividend and other income (net of $5,045 and $0 foreign withholding taxes, respectively)	646,618	1,448,560

Total investment income	1,274,716	1,448,600

EXPENSES:
Administrative services fee	735,060	708,866
Investment advisory fee	575,970	169,789

Total expenses	1,311,030	878,655

NET INVESTMENT INCOME (LOSS)	(36,314)	569,945

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	910,445	(282,331)
Change in net unrealized depreciation on investments	(20,664,422)	(9,507,526)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(19,753,977)	(9,789,857)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,790,291)	$(9,219,912)

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2016 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2015	FOR THE SIX MONTHS ENDED JANUARY 31, 2016 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2015
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income (loss)	$(36,314)	$39,868	$569,945	$819,772
Net realized gain (loss) on investments	910,445	5,338,868	(282,331)	1,232,879
Change in net unrealized appreciation (depreciation) on investments	(20,664,422)	8,672,667	(9,507,526)	9,208,142

Net increase (decrease) in net assets resulting from operations	(19,790,291)	14,051,403	(9,219,912)	11,260,793

Dividends and distributions to shareholders:
From net investment income	—	(128,866)	(533,961)	(751,235)
From net realized gains	(5,191,912)	(6,321,658)	(1,678,100)	(1,274,236)

Total dividends and distributions	(5,191,912)	(6,450,524)	(2,212,061)	(2,025,471)

Capital share transactions:
Proceeds from sales of shares	30,123,637	58,560,918	24,648,247	46,622,245
Reinvestment of dividends and distributions	5,058,189	6,310,894	2,162,005	1,981,663
Payments for shares redeemed	(18,320,292)	(14,665,190)	(11,444,379)	(14,794,680)

Net increase in net assets resulting from capital share transactions	16,861,534	50,206,622	15,365,873	33,809,228

Total increase (decrease) in net assets	(8,120,669)	57,807,501	3,933,900	43,044,550
NET ASSETS:
Beginning of period	179,714,384	121,906,883	138,402,676	95,358,126

End of period	$171,593,715	$179,714,384	$142,336,576	$138,402,676

Undistributed net investment income/accumulated net investment loss at end of period	(115,532)	(79,218)	114,469	78,485

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2016		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$25.07		$23.74	$21.43	$18.06	$17.50	$15.76

Income from investment operations:
Net investment income	—		0.01	0.09	0.13	0.10	0.13
Net realized and unrealized gain (loss) on investments	(2.63)		2.51	2.31	3.37	0.56	1.75

Total increase (decrease) from investment operations	(2.63)		2.52	2.40	3.50	0.66	1.88

Less dividends:
Dividends from net investment income	—		(0.02)	(0.09)	(0.13)	(0.10)	(0.14)
Distributions from net realized gains	(0.68)		(1.17)	—	—	—	—

Total decrease from dividends	(0.68)		(1.19)	(0.09)	(0.13)	(0.10)	(0.14)

Net Asset Value, end of period	$21.76		$25.07	$23.74	$21.43	$18.06	$17.50

Total return	(10.64	)%(a)	10.84%	11.20%	19.44%	3.81%	11.92%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$171,594		$179,714	$121,907	$85,650	$58,798	$58,410
Ratio of expenses to average net assets	1.48	%(b)	1.48%	1.48%	1.48%	1.45%	1.38%
Ratio of net investment income (loss) to average net assets	(0.04	)%(b)	0.03%	0.44%	0.66%	0.58%	0.72%
Portfolio turnover	9	%(a)	30%	42%	31%	58%	70%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2016		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2015	2014	2013	2012	2011
Net Asset Value, beginning of period	$32.73		$30.11	$26.30	$20.81	$19.99	$17.44

Income (loss) from investment operations:
Net investment income	0.12		0.20	0.19	0.21	0.19	0.18
Net realized and unrealized gain (loss) on investments	(2.21)		2.96	3.79	5.48	0.83	2.57

Total increase (decrease) from investment operations	(2.09)		3.16	3.98	5.69	1.02	2.75

Less dividends:
Dividends from net investment income	(0.12)		(0.19)	(0.17)	(0.20)	(0.20)	(0.20)
Distributions from net realized gains	(0.37)		(0.35)	—	—	—	—

Total decrease from dividends	(0.49)		(0.54)	(0.17)	(0.20)	(0.20)	(0.20)

Net Asset Value, end of period	$30.15		$32.73	$30.11	$26.30	$20.81	$19.99

Total return	(6.48	)%(a)	10.54%	15.16%	27.49%	5.14%	15.77%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$142,337		$138,403	$95,358	$66,809	$50,972	$53,363
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.16%	0.95%
Ratio of net investment income to average net assets	0.81	%(b)	0.68%	0.72%	0.92%	0.97%	0.92%
Portfolio turnover	12	%(a)	13%	32%	17%	14%	13%

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Quoted prices for identical or similar assets in markets that are not active.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2016:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$113,195,529	$ —	$ —	$113,195,529
BONDS & NOTES	—	50,081,520	—	50,081,520
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATIONS	—	7,793,543	—	7,793,543

TOTAL	$113,195,529	$57,970,063	$ —	$171,165,592

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2016:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$141,580,339	$ —	$ —	$141,580,339
SHORT-TERM OBLIGATIONS	—	722,186	—	722,186

TOTAL	$141,580,339	$ 722,186	$ —	$142,302,525

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended January 31, 2016, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the six months ended January 31, 2016. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2016, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings. As of January 31, 2016, neither the Balanced Fund nor the Equity Fund held repurchase agreements.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2016. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2016. At January 31, 2016, the tax years 2012 through 2015 remain open to examination by the Internal Revenue Service.

The Regulated Investment Company Modernization Act of 2010 (“RIC MOD”) was signed into law on December 22, 2010. RIC MOD makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

(G)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

held 60 days or less from their purchase date. For the six months ended January 31, 2016, the Balanced Fund and Equity Fund received $4,689 and $1,318, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of the six months ended January 31, 2016, no liability has been accrued.
(I)	Offsetting of Assets and Liabilities: As of January 31, 2016, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2016, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2016, Green Century accrued fees of $317,678 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2016 Green Century accrued fees of $43,719 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2016, Green Century accrued fees of $53,921 and $42,947 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2016, Green Century accrued fees of $46,227 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $36,285,124 and $14,602,810, respectively, for the six months ended January 31, 2016. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $29,576,573 and $16,059,492, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2015 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$385,167	$284,018
Undistributed long-term capital gains	4,806,528	1,159,254

Tax accumulated earnings	5,191,695	1,443,272

Accumulated capital and other losses	(79,218)	—
Unrealized appreciation (depreciation)	26,639,208	32,247,731

Distributable net earnings (deficit)	$31,751,685	$33,691,003

As of July 31, 2015, the Balanced Fund had $79,218 of qualified late-year losses, which are deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of distributions paid during the fiscal years ended July 31, 2015 and July 31, 2014 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2014	YEAR ENDED JULY 31, 2015	YEAR ENDED JULY 31, 2014
Ordinary income	$128,866	$440,410	$775,118	$486,355
Long-term capital gains	6,321,658	—	1,250,368	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2016	YEAR ENDED JULY 31, 2015	SIX MONTHS ENDED JANUARY 31, 2016	YEAR ENDED JULY 31, 2015
Shares sold	1,282,145	2,371,758	797,854	1,461,082
Reinvestment of dividends	219,635	262,516	67,352	61,392
Shares redeemed	(786,076)	(598,899)	(373,271)	(460,638)

	715,704	2,035,375	491,935	1,061,836

NOTE 6 — Subsequent Events

Subsequent to January 31, 2016 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of two advisory and two subadvisory agreements during the six months ended January 31, 2016.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on November 19, 2015. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund, which performs day-to-day portfolio management for the Fund.

With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They also considered the administrative services provided by the Adviser to both Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended September 30, 2015, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that for the one-year period the Equity Fund underperformed the Index by an amount that exceeded Fund fees and expenses by only one basis point. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper”), which is a broad-based balanced fund market index, and a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. The Trustees noted that as of the period ended September 30, 2015, the Balanced Fund’s one-, three- and five-year average annual returns outperformed the Lipper and its ten-year average annual returns underperformed the Lipper. The Trustees also noted that as of the period ended September 30, 2015, the Balanced Fund’s three-year average annual returns outperformed the Custom Index and its one-, five- and ten-year average annual returns had underperformed the Custom Index. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds by 36 basis points, lower than the average advisory fee for socially conscious growth and income funds by 13 basis points, lower than that of the average growth and income funds by 31 basis points and higher than the average of growth and income index funds by 5 basis points. The Trustees also noted that the total expense ratio of the Equity Fund was capped at 1.25%, and that the total expense ratio was higher than that of the average of socially conscious funds by 10 basis points, socially conscious growth and income funds by 33 basis points, growth and income funds by 24 basis points, and growth and income index funds by 74 basis points. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 4 basis points), socially conscious balanced Funds (by 15 basis points), all balanced funds (by 16 basis points) and balanced funds which have between $100 million and $200 million in assets (by 18 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund was capped at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds by 33 basis points, higher than that of the average of socially conscious balanced funds by 44 basis points, higher than that of the average of all balanced funds by 50 basis points, and higher than that of the average of balanced funds with assets between $100 million and $200 million by 67 basis points.

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationship had not been profitable for several years, though recent growth in Fund assets resulted in a modest profit for the Adviser’s fiscal year ended June 30, 2015 and was projected to result in a more significant profit over the following fiscal year. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered

Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets. They considered that if the assets were to increase further, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for the Equity Fund included break-points that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Funds’ unitary administrative fee arrangements with the Adviser could partly or wholly offset the effects of any advisory fee reduction on the total expense ratio. The Trustees concluded that there was no current need to seek additional breakpoints, that economies of scale could be realized as the Funds grew, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT LLC RELATING TO THE BALANCED FUND

At the meeting on November 19, 2015, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreement. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $2 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended September 30, 2015, the Balanced Fund’s one-, three- and five- year average annual returns outperformed the Lipper and its ten- year average annual returns underperformed the Lipper. The Trustees also noted that as of the period ended September 30, 2015, the Balanced Fund’s three-year average annual returns outperformed the Custom Index and its one-, five- and ten- year average annual returns had underperformed the Custom Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took under consideration that Trillium had recently expanded its business through the acquisition of another investment adviser, and that the Fund is no longer the only mutual fund managed by Trillium. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium receives from its institutional clients with separate accounts of similar size as the Balanced Fund.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets. They considered that if the assets were to increase further, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century (out of its flat 0.65% advisory fee) include a breakpoint at $30 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 35 basis points) as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH NORTHERN TRUST INVESTMENTS, INC. RELATING TO THE EQUITY FUND

At the meeting on November 19, 2015, the Board of Trustees, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Northern Trust regarding the investment performance of the Equity Fund, including the success with which the Fund tracked the Index, the subadvisory fees paid to Northern Trust, and financial information about Northern Trust. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Northern Trust, including information provided throughout the year. The Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Subadvisory Agreement. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The

Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Northern Trust supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its investment performance should be based on the extent to which the Equity Fund successfully tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended September 30, 2015, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that for the one-year period the Equity Fund underperformed the Index by an amount that exceeded Fund fees and expenses by only one basis point. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Subadvisory Agreement were 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million, subject to a minimum fee of $75,000 per annum. Based on the Equity Fund’s net assets as of September 30, 2015, the annual fee was approximately 0.057%. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Equity Fund.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that the Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of the Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level. In this context, the Trustees noted the overall low level of gross fees received by Northern Trust, especially for fund assets in excess of $100 million.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Northern Trust, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Northern Trust may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund through its affiliated broker. The Trustees also considered that no soft dollars have been or will be paid in connection with Northern Trust’s management of the Equity Fund. The Trustees further considered the reputational and other advantages Northern Trust may gain from its relationship with the Equity Fund, including that Northern Trust’s management of the Equity Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by Northern Trust were reasonable in the context of the relationship between Northern Trust and the Equity Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Northern Trust as the Equity Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Equity Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant recent increases in assets. They considered that if the assets were to increase further, Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Northern Trust by Green Century (out of its advisory fee, which is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000), so that fees as a percentage of net assets decrease as assets in the Equity Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2016

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
Kristina A. Curtis
President and Principal Executive Officer
April 7, 2016

/s/ Kristina A. Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
April 7, 2016